UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2024
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 21, 2024, SoFi Technologies, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 8, 2024.
1.To elect eleven nominees currently serving as members of the Company’s Board of Directors (“Board”) to serve on the Board for a one-year term expiring at the 2025 annual meeting of stockholders.
2.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.
4.To approve the adoption of an employee stock purchase plan ("ESPP"), which will provide eligible employees with opportunities to purchase shares of the Company's common stock.
Holders of shares of common stock, par value $0.0001 per share, and redeemable preferred stock, par value $0.0000025 per share, as of the close of business on March 28, 2024 were each entitled to one vote per share and voted together as a single class on each of the proposals. The number of votes cast with respect to each matter voted upon are set forth below.
1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Anthony Noto	316,039,086	8,494,793	341,201,754
Tom Hutton	274,318,020	50,215,859	341,201,754
Steven Freiberg	312,505,448	12,028,431	341,201,754
Ahmed Al-Hammadi	311,285,276	13,248,603	341,201,754
Ruzwana Bashir	310,298,029	14,235,850	341,201,754
Michael Bingle	314,935,434	9,598,445	341,201,754
Dana Green	315,482,274	9,051,605	341,201,754
John Hele	314,266,061	10,267,818	341,201,754
Clara Liang	312,645,551	11,888,328	341,201,754
Harvey Schwartz	315,451,350	9,082,529	341,201,754
Magdalena Yeşil	314,909,059	9,624,820	341,201,754
Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2025 and until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.
2. Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstain
293,798,929	25,784,213	4,950,737
Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the Company’s executive compensation.

3. Ratification of the Appointment of Deloitte & Touche LLP

For	Against	Abstain
651,531,919	8,219,442	5,984,272
Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
4. Approval of the SoFi Technologies, Inc. 2024 Employee Stock Purchase Plan

For	Against	Abstain
237,634,514	82,846,960	4,052,405
Based on the votes set forth above, the stockholders approved the adoption of a Company ESPP.
No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: May 23, 2024	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer